SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                      PURSUANT TO SECTION 12 OR 15 (d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



                        Date of Report: October 31, 1996


                          GREENSTONE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


                0-24504                                     52-1827142
       (Commission File Number)                    (IRS Employer ID Number)


             6500 Rock Spring Drive, Suite 400, Bethesda, MD 20817
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 564-5900




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Item 5.  Other Items.

         On October 28, 1996, registrant issued a press release concerning the signing of a definitive merger agreement with Louisiana-Pacific Corp. A copy of the release is filed as Exhibit 28 hereto.

Item 7.  Exhibits.

         Exhibit 99 - Form of press release dated and released October 28, 1996,


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSTONE INDUSTRIES, INC., a Delaware corporation

By:   /s/ John Bernardi
      ---------------------------
      John R. Bernardi
      Chief Financial Officer

Date:    October 31, 1996